January 2, 2024

BNY Mellon Advantage Funds, Inc.

BNY Mellon Index Funds, Inc.

BNY Mellon Investment Funds V, Inc.

BNY Mellon Investment Funds VI

BNY Mellon Midcap Index Fund, Inc.

BNY Mellon New Jersey Municipal Bond Fund, Inc.

BNY Mellon Research Growth Fund, Inc.

Supplement to Current Statement of Additional Information

Effective January 1, 2024, Francine J. Bovich, Michael D. DiLecce and Nathan Leventhal became additional Independent Board Members of the funds.

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Board Information":

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Francine J. Bovich 1951 Board Member	The Bradley Trusts, private trust funds, Trustee (2011 – Present)	Annaly Capital Management, Inc., a real estate investment trust, Director (2014 – Present)
Michael D. DiLecce* 1962 Board Member	Retired since July 2022; advisory board member to certain funds in the BNY Mellon Family of Funds (2022 – 2023); Global Asset Management Assurance Leader, Ernst & Young LLP (2015 – 2022); Americas Regional Talent Managing Partner for Ernst & Young's Financial Service Practice (2017 – 2021); Partner, Ernst & Young LLP (1997 – 2022)	N/A
Nathan Leventhal 1943 Board Member	Lincoln Center for the Performing Arts, President Emeritus (2001 – Present) Palm Beach Opera, President (2016 – Present)	Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (2003 – 2020)

*	Mr. DiLecce served as an advisory board member to each of fund from October 2022 until he was elected to the board of each fund, effective January 1, 2024.

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•	Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, and served as a Trustee from 1986 to 1997. She currently serves as a member of the Investment Committee (formerly, the Investment Sub Committee) for Connecticut College's endowment fund and served as Chair of the Investment Sub Committee until June 2020. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.
•	Michael D. DiLecce – Mr. DiLecce retired as a Partner at the accounting firm of Ernst & Young LLP in June 2022. Mr. DiLecce has substantial accounting, investment management, and executive experience serving firms within the investment management industry. From August 1983 to June 2022, Mr. DiLecce was an auditor at Ernst & Young LLP where he served as Global Assurance Leader of Asset Management and as the audit partner for various investment company complexes. In addition, from July 2017 to June 2021, Mr. DiLecce was the Americas Regional Talent Managing Partner for Ernst & Young's Financial Service practice. He was an Assurance Partner at Ernst & Young LLP from 1997 to 2022. Mr. DiLecce currently serves as an Advisory Board Member of Welsh, Carson, Anderson & Stowe, a private equity firm focusing on investments in technology and healthcare companies.
•	Nathan Leventhal – Mr. Leventhal was previously a Commissioner of the New York City Planning Commission. Previously, Mr. Leventhal served in a number of senior positions in New York City Government, including Fiscal Director of the Human Resources Administration and Chief of Staff to Mayor John V. Lindsay, Deputy Mayor to Mayor Ed Koch and Transition Chairman for both Mayors David Dinkins and Michael Bloomberg. Mr. Leventhal is a former partner in the law firm Poletti Freidin Prashker Feldman & Gartner. Mr. Leventhal is a member of the Budget and Finance Committee of the Town of Southampton in Suffolk County New York. In the not-for-profit sector, Mr. Leventhal serves as President of the Palm Beach Opera and served as President of Lincoln Center for the Performing Arts and Chairman of the Avery Fisher Artist Program; he is now President Emeritus of Lincoln Center for the Performing Arts.

Board Members' Fund Share Ownership

As of December 31, 2022, Mr. Leventhal owned $10,001 - $50,000 of BNYMTGF shares and over $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, Ms. Bovich did not own any fund shares and owned $50,001 - $100,000 in aggregate holdings of funds in the BNY Mellon Family of Funds, and Mr. DiLecce did not own any fund shares or shares of other funds in the BNY Mellon Family of Funds.

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